                                   EXHIBIT 99

                              Mortgage Loan Group I


                    Mortgage Rates for Mortgage Loan Group I

                                                Number of          Aggregate Principal        Percent of
Range of Mortgage Rates                      Mortgage Loans        Balance Outstanding        Loan Group
-----------------------                      --------------        -------------------        ----------
5.000% to 5.499%....................                12                $  3,783,720                 0.8%
5.500% to 5.999%....................               140                  25,835,279                 5.7
6.000% to 6.499%....................               595                  97,268,351                21.6
6.500% to 6.999%....................               799                 123,562,475                27.5
7.000% to 7.499%....................               405                  57,322,681                12.7
7.500% to 7.999%....................               559                  67,743,873                15.1
8.000% to 8.499%....................               275                  30,456,364                 6.8
8.500% to 8.999%....................               284                  27,471,181                 6.1
9.000% to 9.499%....................                94                   6,721,679                 1.5
9.500% to 9.999%....................                97                   6,503,100                 1.4
10.000% to 10.499%..................                27                   1,543,918                 0.3
10.500% to 10.999%..................                23                   1,230,502                 0.3
11.000% to 11.499%..................                 8                     352,833                 0.1
11.500% to 11.999%..................                 5                     204,101                 0.0
                                                 -----                ------------               -----
     Totals.........................             3,323                $450,000,056               100.0%
                                                 =====                ============               =====

         As of the Cut-off Date, Mortgage Rates borne by the Group I Mortgage Loans ranged from 5.250% per annum to 11.875% per annum and the weighted average Mortgage Rate of the Group I Mortgage Loans was approximately 7.120% per annum.

          Remaining Months to Stated Maturity for Mortgage Loan Group I

                                                Number of            Aggregate Principal          Percent of
Range of Remaining Terms (months)             Mortgage Loans         Balance Outstanding          Loan Group
---------------------------------             --------------         -------------------          ----------
49 - 60..................................             2                 $     80,530                  0.0%
61 - 72..................................             1                       37,145                  0.0
73 - 84..................................             1                       40,447                  0.0
85 - 96..................................             1                       93,748                  0.0
97 - 108.................................             1                       36,847                  0.0
109 - 120................................            81                    5,414,706                  1.2
121 - 132................................             2                       90,544                  0.0
133 - 144................................             6                      673,391                  0.1
145 - 156................................             3                      152,870                  0.0
157 - 168................................             4                      330,804                  0.1
169 - 180................................           725                   89,487,269                 19.9
193 - 204................................             4                      575,110                  0.1
217 - 228................................             1                       61,987                  0.0
229 - 240................................           447                   52,990,303                 11.8
241 - 252................................             1                       58,005                  0.0
277 - 288................................             1                      138,086                  0.0
289 - 300................................            29                    3,435,581                  0.8
301 - 312................................             3                      569,378                  0.1
325 - 336................................             1                      123,115                  0.0
337 - 348................................             1                       50,894                  0.0
349 - 360................................         2,008                  295,559,295                 65.7
                                                  -----                 ------------                -----
         Totals........................           3,323                 $450,000,056                100.0%
                                                  =====                 ============                =====

         As of the Cut-off Date, the remaining terms to stated maturity of the Group I Mortgage Loans ranged from 58 months to 360 months and the weighted average remaining term to stated maturity of the Group I Mortgage Loans was approximately 304 months.

       Original Mortgage Loan Principal Balances for Mortgage Loan Group I

Range of Original Mortgage                     Number of            Aggregate Principal          Percent of
Loan Principal Balances                      Mortgage Loans         Balance Outstanding          Loan Group
-----------------------                      --------------         -------------------          ----------
$100,000 or less........................         1,341                 $ 87,650,830                 19.5%
$100,001 to $150,000....................           799                   99,728,355                 22.2
$150,001 to $200,000....................           577                   99,679,801                 22.2
$200,001 to $250,000....................           286                   63,829,369                 14.2
$250,001 to $300,000....................           168                   45,975,033                 10.2
$300,001 to $350,000....................            98                   31,803,810                  7.1
$350,001 to $400,000....................            41                   15,374,234                  3.4
$400,001 to $450,000....................             7                    2,984,982                  0.7
$450,001 to $500,000....................             6                    2,973,643                  0.7
                                                 -----                 ------------                -----
  Total.................................         3,323                 $450,000,056                100.0%
                                                 =====                 ============                =====

         As of the Cut-off Date, the outstanding principal balances of the Group I Mortgage Loans ranged from approximately $14,850 to approximately $499,192 and the average outstanding principal balance of the Group I Mortgage Loans was approximately $135,420.

                     Product Types for Mortgage Loan Group I

                                                            Number of       Aggregate Principal     Percent of
Product Type                                             Mortgage Loans     Balance Outstanding     Loan Group
------------                                             --------------     -------------------     ----------
5 to 9 Year Fixed Rate Mortgage Loan.................            6               $    288,717           0.1%
10 to 14 Year Fixed Rate Mortgage Loan...............           93                  6,399,295           1.4
15 to 19 Year Fixed Rate Mortgage Loan...............          457                 47,971,500          10.7
20 to 24 Year Fixed Rate Mortgage Loan...............          450                 53,248,381          11.8
25 to 29 Year Fixed Rate Mortgage Loan...............           33                  4,128,075           0.9
30 Year Fixed Rate Mortgage Loan.....................        2,009                295,610,189          65.7
Balloon Loan.........................................          275                 42,353,899           9.4
                                                             -----               ------------         -----
         Totals......................................        3,323               $450,000,056         100.0%
                                                             =====               ============         =====

      State Distributions of Mortgaged Properties in Mortgage Loan Group I

                                                  Number of         Aggregate Principal         Percent of
State                                           Mortgage Loans      Balance Outstanding         Loan Group
-----                                           --------------      -------------------         ----------
Arizona..................................               36               $  3,978,499                 0.9%
Arkansas.................................               15                    803,230                 0.2
California...............................              528                 97,540,972                21.7
Colorado.................................               44                  6,386,579                 1.4
Connecticut..............................               51                  8,391,851                 1.9
Delaware.................................               16                  1,726,867                 0.4
District of Columbia.....................               14                  2,242,607                 0.5
Florida..................................              616                 72,753,288                16.2
Georgia..................................               58                  5,844,512                 1.3
Hawaii...................................                4                  1,019,741                 0.2
Idaho....................................                9                    995,038                 0.2
Illinois.................................               95                 10,567,197                 2.3
Indiana..................................               74                  5,976,264                 1.3
Iowa.....................................                3                    236,914                 0.1
Kansas...................................               10                    962,912                 0.2
Kentucky.................................               42                  3,489,269                 0.8
Louisiana................................               49                  4,821,357                 1.1
Maine....................................               14                  1,306,003                 0.3
Maryland.................................               70                 11,805,718                 2.6
Massachusetts............................               53                 10,517,317                 2.3
Michigan.................................               75                  6,856,551                 1.5
Minnesota................................               23                  3,170,701                 0.7
Mississippi..............................               20                  1,565,181                 0.3
Missouri.................................               62                  4,881,263                 1.1
Montana..................................                5                    530,452                 0.1
Nebraska.................................                3                    179,534                 0.0
Nevada...................................               18                  2,692,444                 0.6
New Hampshire............................               33                  5,245,569                 1.2
New Jersey...............................              184                 31,633,187                 7.0
New Mexico...............................               13                  1,570,469                 0.3
New York.................................              355                 65,290,801                14.5
North Carolina...........................               48                  3,903,347                 0.9
North Dakota.............................                2                    116,597                 0.0
Ohio.....................................               84                  6,741,462                 1.5
Oklahoma.................................               26                  2,024,036                 0.4
Oregon...................................               47                  6,700,697                 1.5
Pennsylvania.............................              160                 16,459,783                 3.7
Rhode Island.............................                7                    960,202                 0.2
South Carolina...........................               46                  3,960,764                 0.9
Tennessee................................               95                  8,254,373                 1.8
Texas....................................               15                  1,579,327                 0.4
Utah.....................................                6                    634,395                 0.1
Vermont..................................                8                    632,459                 0.1
Virginia.................................               93                 11,374,991                 2.5
Washington...............................               39                  5,902,712                 1.3
West Virginia............................               18                  1,636,242                 0.4
Wisconsin................................               31                  3,570,900                 0.8
Wyoming..................................                6                    565,481                 0.1
                                                     -----               ------------               -----
         Totals..........................            3,323               $450,000,056               100.0%
                                                     =====               ============               =====

         As of the Cut-off Date, no more than approximately 0.3% of the Group I Mortgage Loans was secured by mortgaged properties located in any one zip code area.

             Original Loan-to-Value Ratios for Mortgage Loan Group I

                                                  Number of         Aggregate Principal           Percent of
Range of Original Loan-to-Value Ratios         Mortgage Loans       Balance Outstanding           Loan Group
--------------------------------------         --------------       -------------------           ----------
50.00% or less.........................              390                $ 40,453,725                   9.0%
50.01% to 55.00%.......................              133                  18,486,757                   4.1
55.01% to 60.00%.......................              185                  25,140,137                   5.6
60.01% to 65.00%.......................              218                  30,197,859                   6.7
65.01% to 70.00%.......................              439                  60,061,154                  13.3
70.01% to 75.00%.......................              382                  52,217,168                  11.6
75.01% to 80.00%.......................              694                 102,387,947                  22.8
80.01% to 85.00%.......................              433                  58,635,398                  13.0
85.01% to 90.00%.......................              349                  48,627,206                  10.8
90.01% to 95.00%.......................              100                  13,792,706                   3.1
                                                   -----                ------------                 -----
         Totals........................            3,323                $450,000,056                 100.0%
                                                   =====                ============                 =====

         As of the Cut-off Date, the Original Loan-to-Value Ratios of the Group I Mortgage Loans ranged from 6.42% to 95.00% and the weighted average Original Loan-to-Value Ratio of the Group I Mortgage Loans was approximately 72.63%.

                     Loan Purpose for Mortgage Loan Group I

                                                         Number of        Aggregate Principal      Percent of
Loan Purpose                                           Mortgage Loans     Balance Outstanding      Loan Group
------------                                           --------------     -------------------      ----------
Purchase.......................................               302            $ 43,666,097              9.7%
Refinance--Rate/Term...........................               256              36,232,607              8.1
Refinance--Cashout.............................             2,765             370,101,352             82.2
                                                            -----            ------------            -----
         Totals................................             3,323            $450,000,056            100.0%
                                                            =====            ============            =====

             Types of Mortgaged Properties for Mortgage Loan Group I

                                                          Number of       Aggregate Principal     Percent of
Property Type                                          Mortgage Loans     Balance Outstanding     Loan Group
-------------                                          --------------     -------------------     ----------
Single-Family Detached........................             2,470            $335,722,130              74.6%
Two- to Four-Family Dwelling Unit.............               266              47,013,545              10.4
Planned Unit Development......................               171              20,755,160               4.6
Condominium...................................               173              20,834,175               4.6
Manufactured Housing..........................               190              15,599,385               3.5
Small Mixed-Use...............................                48               9,528,798               2.1
Co-Operative..................................                 5                 546,864               0.1
                                                           -----            ------------             -----
         Totals...............................             3,323            $450,000,056             100.0%
                                                           =====            ============             =====


                 Documentation Summary for Mortgage Loan Group I

                                                         Number of        Aggregate Principal     Percent of
Documentation                                         Mortgage Loans      Balance Outstanding     Loan Group
-------------                                         --------------      -------------------     ----------
Full Documentation..........................               2,212             $273,449,570            60.8%
24 Month Bank Statement.....................                 195               34,335,892             7.6
Reduced Documentation.......................                  26                3,668,863             0.8
Stated Income...............................                 890              138,545,731            30.8
                                                           -----             ------------           -----
         Totals.............................               3,323             $450,000,056           100.0%
                                                           =====             ============           =====

                    Occupancy Types for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
Occupancy Type                                     Mortgage Loans        Balance Outstanding        Loan Group
--------------                                     --------------        -------------------        ----------
Owner-occupied..............................            2,997                $411,134,741              91.4%
Second Home.................................               36                   4,404,761               1.0
Investment Property.........................              290                  34,460,555               7.7
                                                        -----                ------------             -----
         Totals.............................            3,323                $450,000,056             100.0%
                                                        =====                ============             =====

         The information set forth above is based upon representations of the related mortgagors at the time of origination.

               Mortgage Loan Age Summary for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
Mortgage Loan Age (Months)                         Mortgage Loans        Balance Outstanding        Loan Group
--------------------------                         --------------        -------------------        ----------
0...........................................             403                $ 51,047,568               11.3%
1...........................................           1,325                 180,636,274               40.1
2...........................................           1,277                 169,646,811               37.7
3...........................................             256                  38,928,361                8.7
4...........................................              29                   4,553,693                1.0
5...........................................              12                   2,033,332                0.5
6...........................................               5                     750,085                0.2
7...........................................               2                     450,524                0.1
8...........................................               4                     837,544                0.2
9...........................................               4                     640,984                0.1
10..........................................               1                      98,979                0.0
13..........................................               1                     132,317                0.0
14..........................................               1                      50,894                0.0
16..........................................               2                     130,703                0.0
18..........................................               1                      61,987                0.0
                                                       -----                ------------              -----
         Totals.............................           3,323                $450,000,056              100.0%
                                                       =====                ============              =====


         As of the Cut-off Date, the weighted average age of the Group I Mortgage Loans was approximately 2 month.

                 Credit Grade Summary for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
CMMC Wholesale/Retail Underwriting                 Mortgage Loans        Balance Outstanding        Loan Group
----------------------------------                 --------------        -------------------        ----------
AStar.......................................              980                $158,890,459              35.3%
AO..........................................              755                 107,196,039              23.8
A-..........................................              109                  13,887,175               3.1
B...........................................               92                  10,108,984               2.2
B-..........................................               20                   1,375,109               0.3
C...........................................               33                   1,671,940               0.4
                                                        -----                ------------              ----
         Sub-Total..........................            1,989                $293,129,706              65.1%
                                                        =====                ============              ====


                                                      Number of          Aggregate Principal        Percent of
CMMC Call Center Underwriting                      Mortgage Loans        Balance Outstanding        Loan Group
-----------------------------                      --------------        -------------------        ----------
A1..........................................              582                 $ 72,630,243             16.1%
A2..........................................              515                   61,092,770             13.6
B1..........................................              206                   20,665,813              4.6
B2..........................................               31                    2,481,524              0.6
                                                        -----                 ------------            -----
         Sub-Total..........................            1,334                  156,870,350             34.9
                                                        -----                 ------------            -----
         Totals.............................            3,323                 $450,000,056            100.0%
                                                        =====                 ============            =====

                  Year of Origination for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
Year of Origination                                Mortgage Loans        Balance Outstanding        Loan Group
-------------------                                --------------        -------------------        ----------
2002........................................               5                $    375,901               0.1%
2003........................................           2,983                 406,794,984              90.4
2004........................................             335                  42,829,171               9.5
                                                       -----                ------------             -----
        Totals..............................           3,323                $450,000,056             100.0%
                                                       =====                ============             =====


                 Prepayment Penalties for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
Prepayment Penalty Term                            Mortgage Loans        Balance Outstanding        Loan Group
-----------------------                            --------------        -------------------        ----------
None........................................             566                 $ 75,361,200              16.7%
12 months...................................             250                   49,185,010              10.9
24 months...................................              12                    1,574,122               0.3
36 months...................................             860                  124,315,434              27.6
60 months...................................           1,635                  199,564,290              44.3
                                                       -----                 ------------             -----
        Totals..............................           3,323                 $450,000,056             100.0%
                                                       =====                 ============             =====

         The weighted average prepayment penalty term with respect to the Group I Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 46 months. With respect to those Group I Mortgage Loans in the Statistical Mortgage Pool which have prepayment penalties, approximately 62.0% of such mortgage loans are subject to a prepayment penalty during the first five years after the origination of such mortgage loans which will equal six months' interest and approximately 34.3% of such mortgage loans are subject to a prepayment penalty which will equal six months' interest during the first three years after origination of such mortgage loans and will equal three months' interest during the fourth and fifth years after the origination of such mortgage loans, in each case calculated on the basis of the rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan.

                     Credit Scores for Mortgage Loan Group I

                                                    Number of         Aggregate Principal          Percent of
Range of  Credit Scores                           Mortgage Loans      Balance Outstanding          Loan Group
-----------------------                           --------------      -------------------          ----------
Not Scored..................................              5                $    559,849                 0.1%
461 to 500..................................              5                     447,673                 0.1
501 to 550..................................            347                  36,362,790                 8.1
551 to 600..................................            689                  82,465,094                18.3
601 to 650..................................          1,022                 142,622,993                31.7
651 to 700..................................            836                 123,447,075                27.4
701 to 750..................................            283                  42,511,681                 9.4
751 to 800..................................            131                  20,832,144                 4.6
801 to 810..................................              5                     750,756                 0.2
                                                      -----                ------------               -----
         Totals.............................          3,323                $450,000,056               100.0%
                                                      =====                ============               =====

         The Credit Scores of the Group I Mortgage Loans that were scored as of the Cut-off Date ranged from 461 to 810 and the weighted average Credit Score of the Group I Mortgage Loans that were scored as of the Cut-off Date was approximately 639.

                             Mortgage Loan Group II


                Current Mortgage Rates for Mortgage Loan Group II

                                                  Number of         Aggregate Principal          Percent of
Range of Mortgage Rates                        Mortgage Loans       Balance Outstanding          Loan Group
-----------------------                        --------------       -------------------          ----------
4.500% to 4.999%.........................             194               $ 44,137,008                 6.8%
5.000% to 5.499%.........................             251                 50,590,315                 7.8
5.500% to 5.999%.........................             496                 95,287,388                14.7
6.000% to 6.499%.........................             430                 77,102,524                11.9
6.500% to 6.999%.........................             705                121,935,304                18.8
7.000% to 7.499%.........................             464                 76,730,661                11.8
7.500% to 7.999%.........................             551                 81,921,970                12.6
8.000% to 8.499%.........................             343                 48,333,018                 7.4
8.500% to 8.999%.........................             302                 36,278,064                 5.6
9.000% to 9.499%.........................             102                  9,919,912                 1.5
9.500% to 9.999%.........................              62                  5,639,506                 0.9
10.000% to 10.499%.......................              18                  1,248,067                 0.2
10.500% to 10.999%.......................              12                    545,255                 0.1
11.000% to 11.499%.......................               3                     81,306                 0.0
11.500% to 11.999%.......................               2                     84,855                 0.0
12.000% to 12.499%.......................               1                     64,982                 0.0
12.500% to 12.999%.......................               1                     99,949                 0.0
                                                    -----               ------------               -----
         Totals............................         3,937               $650,000,083               100.0%
                                                    =====               ============               =====

         As of the Cut-off Date, the current Mortgage Rates borne by the Group II Mortgage Loans ranged from 4.749% per annum to 12.500% per annum and the weighted average Mortgage Rate borne by the Group II Mortgage Loans was approximately 6.777% per annum.

         Remaining Months to Stated Maturity for Mortgage Loan Group II

                                                   Number of         Aggregate Principal        Percent of
Range of Remaining Terms (months)                Mortgage Loans      Balance Outstanding        Loan Group
---------------------------------                --------------      -------------------        ----------
109 to 120...............................                3              $    249,201                 0.0%
169 to 180...............................                6                   316,212                 0.0
229 to 240...............................               27                 2,996,907                 0.5
289 to 300...............................                1                    89,094                 0.0
337 to 348...............................                5                   539,960                 0.1
349 to 360...............................            3,895               645,808,709                99.4
                                                     -----              ------------               -----
         Totals..........................            3,937              $650,000,083               100.0%
                                                     =====              ============               =====

         As of the Cut-off Date, the remaining terms to stated maturity of the Group II Mortgage Loans ranged from 118 months to 360 months and the weighted average remaining term to stated maturity of the Group II Mortgage Loans was approximately 358 months.

      Original Mortgage Loan Principal Balances for Mortgage Loan Group II

Range of Original Mortgage                                   Number of      Aggregate Principal      Percent of
Loan Principal Balances                                   Mortgage Loans    Balance Outstanding      Loan Group
-----------------------                                   --------------    -------------------      ----------
$100,000 or less.....................................           1,051           $ 72,868,272            11.2%
$100,001 to $150,000.................................             964            121,525,574            18.7
$150,001 to $200,000.................................             774            134,423,043            20.7
$200,001 to $250,000.................................             510            114,048,021            17.5
$250,001 to $300,000.................................             312             85,423,175            13.1
$300,001 to $350,000.................................             192             63,233,095             9.7
$350,001 to $400,000.................................              74             28,166,172             4.3
$400,000 to $450,000.................................              26             11,152,083             1.7
$450,001 to $500,000.................................              24             11,692,012             1.8
$550,001 to $600,000.................................               2              1,150,852             0.2
$600,001 to $650,000.................................               1                608,388             0.1
$700,001 to $750,000.................................               2              1,460,557             0.2
$750,001 to $800,000.................................               2              1,502,656             0.2
$800,001 to $850,000.................................               1                803,410             0.1
$950,001 to $1,000,000...............................               2              1,942,772             0.3
                                                                -----           ------------           -----
          Totals.....................................           3,937           $650,000,083           100.0%
                                                                =====           ============           =====

         As of the Cut-off Date, the outstanding principal balances of the Group II Mortgage Loans ranged from approximately $11,995 to approximately $989,159 and the average outstanding principal balance of the Group II Mortgage Loans was approximately $165,100.

                    Product Types for Mortgage Loan Group II

                                                    Number of         Aggregate Principal          Percent of
Product Type                                     Mortgage Loans       Balance Outstanding          Loan Group
------------                                     --------------       -------------------          ----------
2/28 LIBOR Loan..........................            1,796                $292,180,426                 45.0%
3/27 LIBOR Loan..........................            1,294                 225,802,160                 34.7
5/25 LIBOR Loan..........................              847                 132,017,498                 20.3
                                                     -----                ------------                -----
          Totals.........................            3,937                $650,000,083                100.0%
                                                     =====                ============                =====

      State Distributions of Mortgaged Properties in Mortgage Loan Group II

                                                  Number of          Aggregate Principal         Percent of
State                                           Mortgage Loans       Balance Outstanding         Loan Group
-----                                           --------------       -------------------         ----------
Arizona....................................           39                $  4,453,896                 0.7%
Arkansas...................................            6                     494,035                 0.1
California.................................          601                 138,041,966                21.2
Colorado...................................          133                  23,870,138                 3.7
Connecticut................................           49                  10,564,658                 1.6
Delaware...................................           25                   3,261,937                 0.5
District of Columbia.......................           16                   3,211,555                 0.5
Florida....................................          467                  68,941,051                10.6
Georgia....................................           98                  13,657,453                 2.1
Hawaii.....................................            3                     699,233                 0.1
Idaho......................................            3                     462,469                 0.1
Illinois...................................          180                  28,695,928                 4.4
Indiana....................................           55                   5,677,311                 0.9
Iowa.......................................            5                     243,842                 0.0
Kansas.....................................           21                   2,012,773                 0.3
Kentucky...................................           22                   2,758,776                 0.4
Louisiana..................................           31                   4,055,609                 0.6
Maine......................................            4                     897,009                 0.1
Maryland...................................          105                  19,826,105                 3.1
Massachusetts..............................           83                  19,874,170                 3.1
Michigan...................................          257                  31,650,377                 4.9
Minnesota..................................          121                  19,937,028                 3.1
Mississippi................................            9                     580,874                 0.1
Missouri...................................          206                  22,042,182                 3.4
Montana....................................            6                     841,050                 0.1
Nebraska...................................            1                      65,586                 0.0
Nevada.....................................           26                   4,094,197                 0.6
New Hampshire..............................           34                   5,324,515                 0.8
New Jersey.................................          304                  60,812,226                 9.4
New Mexico.................................           13                   1,750,536                 0.3
New York...................................          282                  56,896,790                 8.8
North Carolina.............................           69                   7,832,029                 1.2
North Dakota...............................            1                      51,958                 0.0
Ohio.......................................          110                  11,536,826                 1.8
Oklahoma...................................            9                     633,432                 0.1
Oregon.....................................           23                   3,592,321                 0.6
Pennsylvania...............................           96                  10,962,379                 1.7
Rhode Island...............................           21                   3,135,530                 0.5
South Carolina.............................           35                   4,595,824                 0.7
South Dakota...............................            1                      34,256                 0.0
Tennessee..................................           44                   4,965,099                 0.8
Texas......................................           14                     971,836                 0.1
Utah.......................................            1                      93,634                 0.0
Vermont....................................            9                     899,537                 0.1
Virginia...................................          102                  16,033,517                 2.5
Washington.................................           67                  13,082,621                 2.0
West Virginia..............................            6                     707,689                 0.1
Wisconsin..................................          124                  15,176,320                 2.3
                                                   -----                ------------               -----
        Totals.............................        3,937                $650,000,083               100.0%
                                                   =====                ============               =====

         As of the Cut-off Date, no more than approximately 0.4% of the Group II Mortgage Loans was secured by mortgaged properties located in any one zip code area.

            Original Loan-to-Value Ratios for Mortgage Loan Group II

                                                  Number of         Aggregate Principal           Percent of
Range of Original Loan-to-Value Ratios         Mortgage Loans       Balance Outstanding           Loan Group
--------------------------------------         --------------       -------------------           ----------
50.00% or less.........................             150                 $ 19,035,058                 2.9%
50.01% to 55.00%.......................              64                   10,618,550                 1.6
55.01% to 60.00%.......................             148                   22,832,209                 3.5
60.01% to 65.00%.......................             229                   39,919,251                 6.1
65.01% to 70.00%.......................             396                   64,104,572                 9.9
70.01% to 75.00%.......................             442                   72,237,198                11.1
75.01% to 80.00%.......................           1,212                  212,697,271                32.7
80.01% to 85.00%.......................             613                  100,870,739                15.5
85.01% to 90.00%.......................             601                   95,210,903                14.6
90.01% to 95.00%.......................              82                   12,474,332                 1.9
                                                  -----                 ------------               -----
        Totals.........................           3,937                 $650,000,083               100.0%
                                                  =====                 ============               =====

         As of the Cut-off Date, the Original Loan-to-Value Ratios of the Group II Mortgage Loans ranged from 2.49% to 95.00% and the weighted average Original Loan-to-Value Ratio of the Group II Mortgage Loans was approximately 77.15%.

                     Loan Purpose for Mortgage Loan Group II

                                                       Number of        Aggregate Principal        Percent of
Loan Purpose                                         Mortgage Loans     Balance Outstanding        Loan Group
------------                                         --------------     -------------------        ----------
Purchase.................................                   816              $136,795,058             21.0%
Refinance--Rate/Term.....................                   310                49,094,721              7.6
Refinance--Cashout.......................                 2,811               464,110,304             71.4
                                                          -----              ------------            -----
         Totals..........................                 3,937              $650,000,083            100.0%
                                                          =====              ============            =====


            Types of Mortgaged Properties for Mortgage Loan Group II

                                                        Number of        Aggregate Principal       Percent of
Property Type                                        Mortgage Loans      Balance Outstanding       Loan Group
-------------                                        --------------      -------------------       ----------
Single-Family Detached.........................           3,078                $513,681,288            79.0%
Two- to Four-Family Dwelling Unit..............             291                  55,813,141             8.6
Planned Unit Development ......................             215                  32,900,785             5.1
Condominium....................................             259                  37,965,208             5.8
Cooperative Unit...............................               6                     861,142             0.1
Manufactured Housing...........................              88                   8,778,519             1.4
                                                          -----                ------------           -----
         Totals................................           3,937                $650,000,083           100.0%
                                                          =====                ============           =====

                Documentation Summary for Mortgage Loan Group II

                                                      Number of        Aggregate Principal        Percent of
Documentation                                      Mortgage Loans      Balance Outstanding        Loan Group
-------------                                      --------------      -------------------        ----------
Full Documentation..........................            2,575               $388,091,109              59.7%
24 Month Bank Statement.....................              250                 51,450,721               7.9
Reduced Documentation.......................               36                  7,001,149               1.1
Stated Income...............................            1,076                203,457,105              31.3
                                                        -----               ------------             -----
         Totals.............................            3,937               $650,000,083             100.0%
                                                        =====               ============             =====

                   Occupancy Types for Mortgage Loan Group II

                                                      Number of          Aggregate Principal        Percent of
Occupancy Type                                     Mortgage Loans        Balance Outstanding        Loan Group
--------------                                     --------------        -------------------        ----------
Owner-occupied..............................            3,555                $601,290,023              92.5%
Second Home.................................               32                   4,610,037               0.7
Investment Property.........................              350                  44,100,024               6.8
                                                        -----                ------------             -----
         Totals.............................            3,937                $650,000,083             100.0%
                                                        =====                ============             =====

         The information set forth above is based upon representations of the related mortgagor at the time of origination.

              Mortgage Loan Age Summary for Mortgage Loan Group II

                                                      Number of          Aggregate Principal        Percent of
Mortgage Loan Age (Months)                         Mortgage Loans        Balance Outstanding        Loan Group
--------------------------                         --------------        -------------------        ----------
0...........................................             421                 $ 65,710,863              10.1%
1...........................................           1,688                  281,639,893              43.3
2...........................................           1,514                  252,573,666              38.9
3...........................................             271                   43,101,593               6.6
4...........................................              20                    3,772,983               0.6
5...........................................               5                      952,360               0.1
7...........................................               6                      847,536               0.1
8...........................................               5                      537,970               0.1
9...........................................               1                      130,596               0.0
10..........................................               1                      192,663               0.0
16..........................................               1                      222,080               0.0
18..........................................               3                      282,155               0.0
19..........................................               1                       35,725               0.0
                                                       -----                 ------------             -----
         Totals.............................           3,937                 $650,000,083             100.0%
                                                       =====                 ============             =====

         As of the Cut-off Date, the weighted average age of the Group II Mortgage Loans was approximately 1 month.

                 Credit Grade Summary for Mortgage Loan Group II

                                                      Number of          Aggregate Principal        Percent of
CMMC Wholesale/Retail Underwriting                 Mortgage Loans        Balance Outstanding        Loan Group
----------------------------------                 --------------        -------------------        ----------
AStar.......................................              937                $174,097,586              26.8%
AO..........................................            1,639                 275,432,928              42.4
A-..........................................              319                  52,123,071               8.0
B...........................................              312                  45,992,178               7.1
B-..........................................               83                  11,129,643               1.7
C...........................................              152                  16,727,164               2.6
                                                        -----                ------------              ----
         Sub-Total..........................            3,442                $575,502,570              88.5%
                                                        =====                ============              ====


                                                      Number of          Aggregate Principal        Percent of
CMMC Call Center Underwriting                      Mortgage Loans        Balance Outstanding        Loan Group
-----------------------------                      --------------        -------------------        ----------
A1..........................................               95                $ 16,721,717               2.6%
A2..........................................              207                  31,261,176               4.8
B1..........................................              145                  21,219,517               3.3
B2..........................................               45                   5,070,842               0.8
C1..........................................                3                     224,262               0.0
                                                        -----                ------------             -----
         Sub-Total..........................              495                  74,497,513              11.5%
                                                        -----                ------------             -----
         Totals.............................            3,937                $650,000,083             100.0%
                                                        =====                ============             =====

                 Year of Origination for Mortgage Loan Group II

                                                      Number of          Aggregate Principal        Percent of
Year of Origination                                Mortgage Loans        Balance Outstanding        Loan Group
-------------------                                --------------        -------------------        ----------
2002........................................                5                $    539,960               0.1%
2003........................................            3,528                 589,299,171              90.7
2004........................................              404                  60,160,952               9.3
                                                        -----                ------------             -----
         Totals.............................            3,937                $650,000,083             100.0%
                                                        =====                ============             =====



                Maximum Mortgage Rates for Mortgage Loan Group II

Range of Maximum                                  Number of         Aggregate Principal           Percent of
Mortgage Rates                                 Mortgage Loans       Balance Outstanding           Loan Group
--------------                                 --------------       -------------------           ----------
11.500%  to 11.999%......................             194                $ 44,137,008                  6.8%
12.000%  to 12.499%......................             251                  50,590,315                  7.8
12.500%  to 12.999%......................             496                  95,287,388                 14.7
13.000%  to 13.499%......................             430                  77,102,524                 11.9
13.500%  to 13.999%......................             705                 121,935,304                 18.8
14.000%  to 14.499%......................             464                  76,730,661                 11.8
14.500%  to 14.999%......................             551                  81,921,970                 12.6
15.000%  to 15.499%......................             343                  48,333,018                  7.4
15.500%  to 15.999%......................             302                  36,278,064                  5.6
16.000%  to 16.499%......................             102                   9,919,912                  1.5
16.500%  to 16.999%......................              62                   5,639,506                  0.9
17.000%  to 17.499%......................              18                   1,248,067                  0.2
17.500%  to 17.999%......................              12                     545,255                  0.1
18.000%  to 18.499%......................               3                      81,306                  0.0
18.500%  to 18.999%......................               2                      84,855                  0.0
19.000%  to 19.499%......................               1                      64,982                  0.0
19.500%  to 19.999%......................               1                      99,949                  0.0
                                                    -----                ------------                -----
         Totals............................         3,937                $650,000,083                100.0%
                                                    =====                ============                =====


                 Prepayment Penalties for Mortgage Loan Group II

                                                      Number of          Aggregate Principal        Percent of
Prepayment Penalty Term                            Mortgage Loans        Balance Outstanding        Loan Group
-----------------------                            --------------        -------------------        ----------
None........................................           1,539                 $255,881,399              39.4%
12 months...................................              15                    2,110,311               0.3
24 months...................................             332                   64,058,199               9.9
36 months...................................           1,607                  265,561,760              40.9
60 months...................................             444                   62,388,414               9.6
                                                       -----                 ------------             -----
         Totals.............................           3,937                 $650,000,083             100.0%
                                                       =====                 ============             =====

         The weighted average prepayment penalty term with respect to the Group II Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 38 months. With respect to those Group II Mortgage Loans in the Statistical Mortgage Pool which have prepayment penalties, approximately 78.8% of such mortgage loans are subject to a prepayment penalty during the first five years after the origination of such mortgage loans which will equal six months' interest and approximately 4.3% of such mortgage loans are subject to a prepayment penalty which will equal six months' interest during the first three years after origination of such mortgage loans and will equal three months' interest during the fourth and fifth years after the origination of such mortgage loans, in each case calculated on the basis of the rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan.

                 Next Adjustment Date for Mortgage Loan Group II

                                                  Number of         Aggregate Principal           Percent of
Next Adjustment Date                            Mortgage Loans      Balance Outstanding           Loan Group
--------------------                            --------------      -------------------           ----------
August 2004..............................              1               $     65,093                    0.0%
May 2005.................................              1                    130,596                    0.0
June 2005................................              5                    537,970                    0.1
July 2005................................              2                    254,260                    0.0
August 2005..............................              1                    174,845                    0.0
September 2005...........................              2                    468,934                    0.1
October 2005.............................             11                  2,557,820                    0.4
November 2005............................            158                 25,799,682                    4.0
December 2005............................            664                109,323,344                   16.8
January 2006.............................            768                124,542,113                   19.2
February 2006............................            184                 28,500,613                    4.4
April 2006...............................              1                    192,663                    0.0
September 2006...........................              1                    119,667                    0.0
October 2006.............................              2                    233,074                    0.0
November 2006............................            112                 17,647,197                    2.7
December 2006............................            468                 82,441,230                   12.7
January 2007.............................            598                106,615,080                   16.4
February 2007............................            111                 18,378,403                    2.8
July 2007................................              1                     35,725                    0.0
August 2007..............................              1                     42,216                    0.0
September 2007...........................              1                    222,080                    0.0
July 2008................................              4                    593,277                    0.1
September 2008...........................              3                    637,433                    0.1
October 2008.............................              6                    708,413                    0.1
November 2008............................            152                 22,456,063                    3.5
December 2008............................            342                 54,361,569                    8.4
January 2009.............................            287                 45,151,171                    6.9
February 2009............................             50                  7,809,550                    1.2
                                                   -----               ------------                  -----
         Totals..........................          3,937               $650,000,083                  100.0%
                                                   =====               ============                  =====

                    Credit Scores for Mortgage Loan Group II

Range of                                         Number of         Aggregate Principal           Percent of
Credit Scores                                  Mortgage Loans      Balance Outstanding           Loan Group
-------------                                  --------------      -------------------           ----------
Not Scored...............................             21              $  1,889,231                   0.3%
467 to 500...............................             13                 1,929,994                   0.3
501 to 550...............................            904               128,744,586                  19.8
551 to 600...............................          1,015               164,332,416                  25.3
601 to 650...............................            995               172,119,588                  26.5
651 to 700...............................            648               116,771,354                  18.0
701 to 750...............................            243                45,711,341                   7.0
751 to 800...............................             94                17,703,382                   2.7
801 to 807...............................              4                   798,191                   0.1
                                                   -----              ------------                 -----
         Totals..........................          3,937              $650,000,083                 100.0%
                                                   =====              ============                 =====